                                                                    Exhibit 10.8

[NORTEL NETWORKS LOGO]                                          TRITON PCS, INC.

GSM/GPRS SUPPLEMENT TO THE PURCHASE AND LICENSE AGREEMENT DATED MAY 16, 2002


The terms and conditions provided in this Supplement ("Supplement") are in addition to those contained in the Purchase and License Agreement dated May 16, 2002 and will apply solely to the provision of the Products specified in this Supplement during the term.

1.       TERM

Unless otherwise terminated in accordance with the terms hereof, this Supplement will commence on May 16, 2002 and terminate three (3) years therefrom ("Term").

2.       DEFINITIONS

As used in this GPRS Supplement, the following capitalized terms shall have the following meanings:

      a) "Acceptance" shall mean the point at which all acceptance testing has been successfully completed in accordance with the Validation Tests set out in Schedule C-4 to this GSM/GPRS Supplement with a service ready Triton PCS market. Triton PCS may not postpone Acceptance due to any deficiencies not attributable to Nortel Networks.

      b) "Data Center" shall mean the geographic location where a subset of the Third Generation Core Networks Products reside.

      c) "GSM/GPRS Nodes" shall mean the MSC, HLR, Tri-Node, GGSN, SGSN, IWF, SIG, OMC-D, OMC-S

      d)    "GSM/GPRS Access Elements" shall mean the BSC, TCU, PCUSN, BTS,
            OMC-R

      e) "Mobile Switching Service Center" or "MSC" shall mean the Third Generation Core Network Product which provides switching for GSM 1900. It supports the Visitor Locate Register (VLR), the Gateway MSC
            (GMSC) functions, optional Signalling Transfer Point (STP) and Service Switching Point (SSP) capabilities.

      f)    "NSS" shall mean the network station subsystem.

      g) "NSS/Core Base Software Release" shall mean all Base features that Nortel has made commercially available, all features required by regulatory bodies as of the date of initial deployment of the Third Generation Core Network and the NSS features noted as included in the NSS Software Table.

      h) "Third Generation Core Network" shall mean the equipment and services for the NSS for GSM

      i) "Validation" shall mean the point at which Nortel Networks has completed Installation and Commissioning of GSM/GPRS Nodes or GSM/GPRS Access Elements and at which all testing has been successfully completed in accordance with the Validation Tests set out in Schedule C-4 in a pre-integration test environment. Such GSM/GPRS Nodes or Access Elements are then ready for integration into the Triton PCS network.


3.   SCOPE / COMMITMENT / RESPONSIBILITIES OF THE PARTIES

During the Term, Triton PCS may purchase Nortel Equipment and Services for the GSM/GPRS/EDGE and UMTS Third Generation Network at the prices set out in Schedule A-1 to this GPRS Supplement, except for items identified in Schedule A as excluded ("Excluded Items"). During 2002, Triton PCS agrees to purchase Nortel Equipment and Services for the GSM/GPRS/EDGE and UMTS Third Generation Network at the prices and quantities set out in Schedule A-2 to this GPRS Supplement. Responsibilities of the parties are set out in Schedule B and C to this GPRS Supplement.

5.   CHARGES AND PAYMENT

Nortel shall invoice Triton PCS in accordance with the following schedule:

         *****% of Order price upon Delivery of Products to the specified Triton PCS delivery site.

         *****% of  Order price upon Validation of Products.


         *****% of Order price thirty (30) days after Acceptance of Products.


6.       WARRANTY

In the event Nortel Networks, during the applicable warranty period, fails to repair or replace defective Hardware or to correct a defect in the Software that materially and adversely affects the operation of the Software within thirty
(30) days of being notified of such defect, or if such repair, replacement or correction is not capable of being completed within such thirty (30) day period and Nortel Networks fails thereafter to diligently and continuously pursue such repair, replacement and/or correction and to ultimately complete such repair, replacement and/or correction within 60 days after being notified of such defect, then Triton PCS shall be entitled, as its sole and exclusive remedy, to a refund of the price paid for such Hardware and/or the license fees paid for such Software, upon the return to Nortel Networks of the defective Hardware and/or the discontinuance of the use of the Software, as the case may be.

For purposes of this GPRS Supplement, the warranty period for SA-MSC/SA-HLR/Tri-Node/T1's/MMU's/XA-Core and BSC/TCU/BTS shall be ***** from


                                                                    PAGE 1 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
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filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[NORTEL NETWORKS LOGO]                                          TRITON PCS, INC.



GSM/GPRS SUPPLEMENT TO THE PURCHASE AND LICENSE AGREEMENT DATED MAY 16, 2002


Acceptance and the warranty period for other Hardware and Software and Installation Services shall be ***** Acceptance. The warranty period for all other Services shall be ***** from completion of the Service.


7.       CONTINGENCY
*****

8. With respect to the Products and Services purchased by Triton PCS hereunder, Nortel Networks will, at no additional charge to Triton PCS, provide shipping, installation, integration and initial optimization in accordance with Schedules B and C.

9. Late Delivery Fees. With respect to any Order which is forecasted in accordance with Schedule B for which the required delivery schedule is within the standard delivery intervals set out in Schedule B, and which is accepted by Nortel Networks for GSM/GPRS Products under the terms of this Agreement, in the event Nortel Networks fails to deliver the Products by the time set forth in such Order, Nortel Networks agrees to credit Triton PCS, as late delivery fees, an amount equal to ***** percent (*****%) of the price of the delayed Products, per week, for each full week such GSM/GPRS Product is delayed, up to a maximum of ***** percent (*****%) of the price of such Products ("Late Delivery Fees"). Payment of Late Delivery Fees shall be Triton PCS's sole remedy and Nortel Networks sole liability with respect to delayed delivery of Products under this Agreement. A percentage of the total amount of the late delivery fees accrued with respect to a delayed Product shall be applied as a credit so as to reduce the amount due and payable under each invoice issued for such delayed Product, where the applicable percentage shall be the same as the percentage of the Order price due and payable under that invoice pursuant to Section 5.

Notwithstanding the foregoing, the late delivery fees set forth in this Section do not apply to the following circumstances, but only in the event, and to the extent, that the delay is attributable to any act or omission of Triton PCS or third parties under Triton PCS control (including, without limitation, its agents, subcontractors or vendors (other than Nortel Networks)), or force majeure events.

9.       INTEROPERABILITY

It is the parties' intent and expectation that the Products provided by Nortel Networks to Triton PCS hereunder will conform to the applicable industry standards for GSM and GPRS to the extent such standards are identified in Nortel Networks specifications (the "Standards") and will interoperate with third-party products used by Triton PCS in its GSM/GPRS/EDGE/UMTS network that conform to the Standards. In the event that during the term of this Supplement, any Product provided by Nortel Networks to Triton PCS hereunder fails to interoperate with any such third-party product as a result of such Nortel Networks Product's failure to conform to the Standards, Nortel Networks and Triton PCS will work together in good faith to resolve any such interoperability issue, which resolution may include, without limitation, Nortel Networks' provision of an interface to Triton PCS to enable the Nortel Networks Product to interoperate with such third-party product, at no additional charge to Triton PCS.





TRITON  PCS EQUIPMENT COMPANY  L.L.C.
BY:  TRITON MANAGEMENT COMPANY, INC., ITS MANAGER

By:        /s/ David D. Clark
           --------------------------------------
Name:      David D. Clark
           --------------------------------------
Title:     EVP & CFO
           --------------------------------------
Address:   1100 Cassatt Rd., Berwyn PA 19312
           --------------------------------------
Date:      5/14/02
           --------------------------------------

NORTEL NETWORKS INC.

By:        /s/ Robert A. Riccitelli
           --------------------------------------
Name:      Robert A. Riccitelli
           --------------------------------------
Title:     Vice President
           --------------------------------------
Address:   1120 112th Ave. NE, Suite 500
           --------------------------------------
Date:      5/16/02
           --------------------------------------
           Bellevue, WA 98004


                                                                    PAGE 2 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                        CONFIDENTIAL INFORMATION

***** Certain information on this page has been omitted from this filing and
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treatment has been requested with respect to the omitted portions.

                                   SCHEDULE A

                             PRODUCT/SERVICE PRICING

1.0      PRODUCT MODIFICATIONS
         Nortel Networks may, at its discretion, implement changes in the Products, modify the drawings and specifications relating thereto, or substitute Products of more recent design; provided, however, that any such changes, modifications or substitutions, shall not materially and adversely affect performance or operation of the System furnished by Nortel Networks under this Agreement. Nortel Networks agrees to provide Triton PCS with notice of such Product Modifications and the technical documentation related thereto.

2.0      CORE NETWORK ELEMENT PRICING

2.1 Pricing/Volumes. The price shall be as set forth in this Section 2 for all Core Network Elements and BSS Products required by Triton PCS during the term of the Agreement.

2.1.1    CORE NETWORK ELEMENTS


              Element              Spares  E/F/I       Description                            Price
              -------              ------  -----       -----------                            -----
         GSM Core Elements
         -----------------
TRINODE MSC/HLR/STP                  Inc    Inc   SNSE XA-Core Tri-Node w/OMCS              $  *****
*****
*****

MSC STAND ALONE                      Inc    Inc   Super Node XA-Core, Stand-Alone MSC       $  *****
*****
*****

HLR STAND ALONE                      Inc    Inc   SNSE XA-Core Stand-Alone w/OMC-S          $  *****
*****
*****

XA-CORE PE                           Inc    Inc   Rhino Processor Element                   $  *****          Per
*****                                                                                                      Processor

XA-CORE PE                           Inc    Inc   Atlas Processor Element                   $   *****         Per
*****                                                                                                      Processor

TRUNKING                             Inc    Inc   Per T1/E1 Trunk                           $   *****        Per T1
*****

MMU-FLPP INCREMENT (SN-MSC ONLY)     Inc    Inc   Mobility Management Unit & SS7 growth     $  *****        Per-MMU
*****                                                                                       $  *****         Total


                                                                    PAGE 3 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
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filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TRI-NODE LPP GROWTH PACKAGE          Inc    Inc   Optional Pacakge Supporting SS7 Growth
*****                                                                                       $  *****         Total

TRI-NODE ENET UPGRADE PACKAGE        Inc    Inc   Optional Package for more than 240 T1's
*****                                                                                       $  *****

CIPC W/NETWORK DESIGN                Inc    Inc   CALEA Interface Provisioning Center
                                                  (server)                                  $  *****

        GPRS CORE ELEMENTS
        ------------------
SGSN (2,2,2)                         Inc    Inc   Model Pass Port VSS (GPRS-4.0)            $  *****
*****

GGSN (SMALL)                         Inc    Inc   Model Shasta BSN-5000 (GPRS-4.0)          $  *****
*****
*****

GGSN (LARGE)                         Inc    Inc   Model Shasta BSN-5000 (GPRS-4.0)          $  *****
*****
*****

CSD-IWF (24-PORT)                    Inc    Inc   Circuit Switched Data-Interworking
                                                  Function                                  $  *****
*****

SIG                                  Inc    Inc   SS7-IP Gateway GPRS 4.0                   $  *****
*****

           OSS ELEMENTS
           ------------
OSS PLATFORM FOR GPRS NETWORK,              Inc   Base OMC-D for GPRS 4.0 w/PPR             $  *****
*****
       OSS PLATFORM FOR BSS NETWORK  Inc    Inc   *****                                          NA       $  *****
       OSS PLATFORM FOR BSS NETWORK  Inc    Inc   *****                                          NA       $  *****


           BSS Hardware                                                                    wo/Software   w/Software
           ------------                                                                    -----------   ----------

BSC-e3000                                   Inc   3000 Elangs                               $  *****
*****

BSC-e1500                                   Inc   1500 Erlangs                              $  *****
*****

BSC-e600                                    Inc   600 Erlangs                               $  *****
*****

TCU-e3000                                   Inc   3000 Elangs                               $  *****
*****

TCU-e1500                                   Inc   1500 Erlangs                              $  *****
*****

TCU-e600                                    Inc   600 Erlangs                               $  *****
*****


                                                                    PAGE 4 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                        CONFIDENTIAL INFORMATION

***** Certain information on this page has been omitted from this filing and
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treatment has been requested with respect to the omitted portions.

PCUSN 24/12                                 Inc   Model Pass Port 7K                        $  *****
*****

PCUSN 24/8                                  Inc   Model Pass Port 7K                        $  *****
*****

PCUSN 12/4                                  Inc   Model Pass Port 7K                        $  *****
*****

            Cell Sims                                                                       HW/SW/EFI       HW/SW
            ----------                                                                       ---------       -----
eCell (O2)                                  Inc   eCell                                     $  *****      $  *****
BTS-Indoor (S111)                           Inc   S8000                                     $  *****      $  *****
BTS-Outdoor (S111)                          Inc   S8000                                     $  *****      $  *****
Single Radio (DRX)                          Inc   Additional Single Radio's                 $             $  *****
BTS Spares Kit                       NA      NA   Recommended 1 per 25 to 30                $  *****
BSC-TCU Spares Kit                   NA      NA   Recommended 1  Per Market                 $  *****
PCUSN Spares Kit                     NA      NA   Recommended 1  Per Market                 $  *****

             Software
             --------
BSS Software                                      GSM SW, Per Radio, New or Upgrade                NA       $  *****
BSS Software                                      GPRS SW, Per Radio, New or Upgrade               NA       $  *****
BSS Software                                      Edge SW, Per Radio, New or Upgrade               NA       $  *****
NSS Software (Per Node)                 Nodes =   SA-MSC, SA-HLR, Tri-Node, SGSN, GGSN             NA       $  *****
NSS Optional Features "Per Sub,
      Buy Out"                                    "This is in addition to the Base SW Price"       NA       $  *****

          GSM ESP Pricing
          ---------------
SA-MSC/SA-HLR/Tri-Node/T1's/MMU's/XA-Core          ***** % of Listed Price before any applicable discount
SGSN/GGSN/SIG/Preside/PCUSN                        ***** % of Listed Price before any applicable discount
BSC/TCU/BTS                                        ***** % of Listed Price before any applicable discount




2.1.4 The Core Network Element offering, as applicable, includes the following Equipment and Services:

         INCLUDED, AS REQUIRED:

         -  Items listed in the Core Network Element pricing table above

         -  Initial Base Software for NSS/Core

         -  NSS/Core Installation, Commissioning and Integration Testing

         -  Upon initial Installation:

            -     Network Design and Engineering

            -     Database Engineering

         -  Project Management

         -  Freight (to installation site)

         -  Nortel Networks recommended Hardware spares

         -  Documentation

         -  One (1) year TAS and Repair and Return

         - Rebalancing of equipment to accommodate network growth (database engineering)


                                                                    PAGE 5 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                        CONFIDENTIAL INFORMATION

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treatment has been requested with respect to the omitted portions.

2.1.5    Each BSS offering, as applicable, includes the following Equipment and
         Services:

         INCLUDED, AS REQUIRED:

         -  Items listed in the Area A and B BSS pricing tables above

         -  Base Software for BSS

         -  BSS Installation, Commissioning and Testing.

         -  Project Management.

         -  Freight (to installation site)

         -  Documentation.

         -  One (1) year TAS and Repair and Return.

2.3      GSM/GPRS NETWORK ELEMENTS

2.3.1    TRI-NODE MSC

         The Tri-Node is based on the Nortel Networks DMS Platform. The Tri-Node will consist of the following cabinets:

         The Tri-Node Base Model available at launch is configured with XA Core 1+1. NOTE: Each extension must include a minimum of ***** T1s.


         Tri-Node Description                                         Quantity
         --------------------                                         --------
SNSX 1+1 WITH 5 MEMORY CARDS, 8K ENET                                  *****
-LIU7 (Channelized) 8-Meg                                              *****
-LIU7 (V.35 incl cable) 8-Meg                                          *****
-EIU                                                                   *****
-NIU                                                                   *****
LPP                                                                    *****
SDMFT 512 MEG, Incl spares                                             *****
CPDC                                                                   *****
CMSS                                                                   *****
MCAM III with Circuits                                                 *****
MCAM3 Power Only                                                       *****
MSC Cables                                                             *****
MSC Miscellaneous Hardware                                             *****
SNXA System Spares                                                     *****
MSC Map                                                                *****


2.3.2    MSC

         The MSC is based on the Nortel Networks DMS Platform. The MSC will consist of the following cabinets:



         The MSC Base Model available at launch is configured with XA Core 1+1.
         NOTE: Each T1 extension package must include a minimum of ***** T1s.
         NOTE: First MMU/SS7 increment is *****, subsequent increments are
         *****.


                                                                    PAGE 6 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                        CONFIDENTIAL INFORMATION

***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

DESCRIPTION                                   QUANTITY
-----------                                   --------
XA Core (1+1)                                 *****
ENET Cabinets                                 *****
-8K to 16K increment                          *****
LPP                                           *****
LIU7 (channel-ized)                           *****
LIU7 (V.35)                                   *****
NIU                                           *****
EIU                                           *****
SDM                                           *****
CPDC                                          *****
MCSS                                          *****
MCAM3 w/circuits                              *****
MSC Cabling                                   *****
MSC Misc H/W                                  *****
DPCC (XA) Spares                              *****
MSC Spares                                    *****
MSC Map                                       *****



2.3.3    HLR

         The HLR is based on the Nortel Networks DMS Platform. The HLR will consist of the following cabinets:

         The HLR Base Model available at launch is configured with XA Core 1+1.


HLR DESCRIPTION                                   QUANTITY
---------------                                   --------
SNSX 1+1 WITH 5 MEMORY CARDS, 8K ENET            *****
CCS7 Server                                      *****
-LIU7 (V.35 incl cable)                          *****
-LIU7 (Channelized)                              *****
-EIU                                             *****
LPP                                              *****
SDM 512MB (incl spares)                          *****
CPDC                                             *****
CMSS                                             *****
MCAM III with Circuits                           *****
HLR Cabling                                      *****
HLR Miscellaneous Hardware                       *****
SNXA System Spares                               *****
HLR Map                                          *****












2.3.4    SGSN PLATFORM


                                                                    PAGE 7 OF 42
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treatment has been requested with respect to the omitted portions.

         The SGSN is based on the Nortel Networks Passport Platform consisting of ***** and ***** shelf. The SGSN will consist of the following hardware:


---------------------------------------------------------------
DESCRIPTION                                   QUANTITY PER SGSN
                                                 (SMALL MODEL)
---------------------------------------------------------------
---------------------------------------------------------------
PP15000-VSS Frame -- Base System
Package                                           *****
---------------------------------------------------------------
 Control Processor (CP2)                          *****
---------------------------------------------------------------
 Control Processor (CP3)                          *****
---------------------------------------------------------------
 DC Power Supply Assembly                         *****
---------------------------------------------------------------
 2 Port OC-3 FP (Intershelf on PP8K)              *****
---------------------------------------------------------------
 4 Port OC-3 MM FP (Intershelf on PP15K)          *****
---------------------------------------------------------------
 56Gbps Fabric Module                             *****
---------------------------------------------------------------
 Alarm/BITS DS1 Module                            *****
---------------------------------------------------------------
2 Port 100Base T Ethernet                         *****
---------------------------------------------------------------
2 Port OC-3 FP (Inter-shelf on PP8K)              *****
---------------------------------------------------------------
4 Port OC-3 MM FP (Inter-shelf on PP15K)          *****
---------------------------------------------------------------
Wireless Packet Data Server (WPDS, GSD            *****
---------------------------------------------------------------
Dual Port General Processor with disk (GSC        *****
---------------------------------------------------------------
32 Port MSA DS1 (GTL)                             *****
---------------------------------------------------------------
MSA32 Term Panel -- RJ45/RJ48C (GTL cap           *****
---------------------------------------------------------------
MSA32 8 X T1 15m Fan out Cable (GTL cap           *****
---------------------------------------------------------------
Frame Relay Feature Set (per MSA32, Softw         *****
---------------------------------------------------------------
Blank Faceplate for PP8K                          *****
---------------------------------------------------------------
Blank Faceplate for PP15K                         *****
---------------------------------------------------------------
Duplex cable, SC to SC, Multimode, 5 mete         *****
---------------------------------------------------------------
PP Anchoring Kit for Zone 4 seismic region        *****
---------------------------------------------------------------
Documentation for PP 8K/15K, PCR 2.1 CD           *****
---------------------------------------------------------------




2.3.5    GGSN PLATFORM



         The GGSN is based on the Nortel Networks Shasta Platform. The GGSN will consist of the following Hardware: ..

         Shasta Model:Small

---------------------------------------------------------------
DESCRIPTION OF COMPONENTS                     QUANTITY
---------------------------------------------------------------
---------------------------------------------------------------
SHASTA 5000 BSN CHASSIS -- DC POWER               *****
---------------------------------------------------------------
CONTROL MANAGEMENT CARD -- 1G                     *****
---------------------------------------------------------------
8xFE (UTP5)                                       *****
---------------------------------------------------------------
SWITCH FABRIC CARD -- 10G                         *****
---------------------------------------------------------------
SSC-II + 4XSSM-II W/3DES                          *****
---------------------------------------------------------------
Slot Cover                                        *****
---------------------------------------------------------------


         Shasta Model:Large


                                                                    PAGE 8 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
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treatment has been requested with respect to the omitted portions.

Description of components                   Quantity
-------------------------                   --------
SHASTA 5000 BSN CHASSIS - DC POWER           *****
CONTROL MANAGEMENT CARD - 1G                 *****
4XOC-3 MULTIMODE ATM LINECARD                *****
8xFE (UTP5)                                  *****
10G SFC (1+1 Hot Standby)                    *****
SSC-II+4XSSM-II W/3DES                       *****
SSC-II+4XSSM-II NO ENC.                      *****
Slot Cover                                   *****

         The above GGSN's do not include Hardware or Software required for optional Broadband Service Node IP Services on the Shasta platform.

2.3.6    SIG


         The SIG is based on a Hewlett Packard 9000 hardware platform. The SIG configuration consists of the following hardware:

         SIG Model:

Description                                 Quantity
-----------                                 --------
Base Package (Based on L Series SIG)         *****
-CPUs                                        *****
-TSUs                                        *****
-TSC's (V.35)                                *****
-TSC's (T1)                                  *****
-SS7 links (active + standby)                *****
Spares                                       *****

2.3.7    GPRS OAM PLATFORMS

         The GPRS OAM Platform configuration supports the following functionality:

            -     Fault Management

            -     Real Time Performance Management

            -     Performance Reporting

            -     Historical Fault

            -     Configuration Management

            -

         The configuration of the OAM Platform as engineered for this network design is as follows:

         GPRS OAM Platform Model:


                                                                    PAGE 9 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                        CONFIDENTIAL INFORMATION

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filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PWI Solution for GPRS
wo/CGF-DNS-DHCP-Radius                          Quantity
-------------------------                       --------
Hardware Total
OMCD Server Sunfire 880                          *****
PPR Server U10                                   *****
MDP Server U10                                   *****
SCS Server                                       *****
OMCD Client E250                                 *****
PPR Client E250                                  *****
Network Management SW
Preside Base RTU (Network MGMT) one per network  *****
SGSN - per 50k subs - per NE                     *****
GGSN (100k subs) - per NE                        *****
Border Gateway                                   *****
SSIG/SS7 Gateway                                 *****
CD&Document
  PPR Documentation (NTNM22WAAA+NTNM22WBAA)      *****
Preside performance Reporting
  PPR RTU                                        *****
  SGSN - per 50k subs - per NE                   *****
  GGSN Shasta in GPRS 4                          *****
  SIG/SS7 Gateway                                *****



2.4 The Nortel Networks GSM/GPRS Product offering, as applicable, excludes the following:

    EXCLUDED:

         -  Real estate, Buildings, structures.

         -  Zoning and Site acquisitions.

         - External BTS equipment: towers, antennae, shelters, RF cable systems.

         -  Lightning protection/grounding.

         -  AC and or DC power systems and batteries.

         -  HVAC systems.

         -  Fire suppression.

         -  DSX panels.

         -  RF Plan, Design, and Engineer.

         -  RF Network Design and ongoing RF optimization

         -  Field maintenance

         -  Alteon web servers

         -  Shasta BSN IP Services.

         -  OSS (Other than OMC-D, OMC-R, OMC-S Preside)

         -  Locations/Presence Servers.

         -  PBX.

         -  Billing/Mediation systems other than SDM.

         -  Tandem & Long DistanceSwitching.

         -

         -  STPs

         -  Paging systems.

         -  SMS systems.

         -  Voice Mail systems.

         -  External Authentication Centers

         -  Pre-Paid (Voice and Data)

         -  GMLC GSM Mobile Location Center


                                                                   PAGE 10 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
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treatment has been requested with respect to the omitted portions.

         -  SMLC Serving Mobile Location Center

         -  NGS Network Gateway Server

         -  Core Routers

         -  WAP Servers

         -  SIP Servers

         -  Handsets

         - Transmission equip: MUX, channel banks, microwave, DACS, echo cancellers, etc.

         -  Data backbone: LAN/WAN, ATM/IP/Ethernet

         - Extraordinary delivery requirements (helicopters, bulldozers, cranes)

         -  Relocation of equipment between buildings

         -  E911 Phase 2 hardware

         -  Traffic analysis tools

         -  AMR

         -  Camel 1 &2 Hardware

3.0      SOFTWARE

3.1      NSS Software Content

         The Table A.1 below identifies licensed Software and features required by Triton PCS which shall be made available in the Initial NSS Load, at no additional charge. All off board platforms will be quoted separately; however, they have been reflected where necessary in Table
         A.1 below. All platforms required for feature implementation have also been reflected.

         All features included in the initial load provide the enabling software for the described features and will be ready for FOA and all remaining market deployments. The initial load for Triton PCS will be GSM NSS 15 and GPRS 4.0

                                    TABLE A.1


                                                                        PLATFORMS REQUIRED AND
                                     INCLUDED IN                         INCLUDED IN NSS/CORE     PLATFORMS REQUIRED
   SECTION A                      INITIAL NSS LOAD         NOTES           SOFTWARE PRICING        BUT NOT INCLUDED
   ---------                      ----------------         -----           ----------------        ----------------

   AUTHENTICATION                        YES                                HLR/MSC/VLR/AC
   BARRING ALL INCOMING CALLS            YES                                  HLR/MSC/VLR
   BARRING ALL OUTGOING CALLS            YES                                  HLR/MSC/VLR
   CALL PROGRESS                         YES                                       -                   TERMINAL
   CALL WAITING                          YES                                  HLR/MSC/VLR
   CALL NUMBER PRESENTATION              YES                                  HLR/MSC/VLR
   CALL NUMBER RESTRICTION               YES                                  HLR/MSC/VLR
   INTERNATIONAL ROAMING                 YES                                    HLR/VLR
   PERIODIC REGISTRATION                 YES                                    HLR/VLR
   TWO WAY SMS                           YES                                  HLR/MSC/VLR                SMSC
   THREE WAY CALLING                     YES                                  HLR/MSC/VLR
   VOICEMAIL                             YES                                  HLR/MSC/VLR                 VMS
   911 SUPPORTED WITHOUT SIM             YES                                      MSC
   CALL FORWARDING                       YES                                  HLR/MSC/VLR
   MWI                                   YES                                  HLR/MSC/VLR                SMSC
   SUBSCRIBER IDENTIFIER                 YES                                      HLR


                                                                   PAGE 11 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                        CONFIDENTIAL INFORMATION

   TERMINAL IDENTIFIER                   YES                                      MSC
                                         YES           SEE SECTION            HLR/MSC/VLR
                                                       BELOW FOR
   SMS OVER DTC                                        DETAIL.
   VOICE PRIVACY                         YES                                    HLR/AC
   OPERATOR DETERMINED BARRING           YES                                  HLR/MSC/VLR
   DISPLAY NUMBER CALLED                 YES                                                           TERMINAL
   IN SERVICE DISPLAY                    YES                                                           TERMINAL
   LAST NUMBER DIALED                 TERMINAL                                                         TERMINAL


                                                                   PAGE 12 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                        CONFIDENTIAL INFORMATION

                                                                               PLATFORMS REQUIRED AND
                                            INCLUDED IN                         INCLUDED IN NSS/CORE     PLATFORMS REQUIRED
   SECTION A                             INITIAL NSS LOAD         NOTES           SOFTWARE PRICING        BUT NOT INCLUDED
   ---------                             ----------------         -----           ----------------        ----------------
     SERVICE PROVIDER IDENTIFICATION          TERMINAL                                                      TERMINAL
     PHONE BOOK                               TERMINAL                                                      TERMINAL
     SMS STORAGE                              TERMINAL                                                      TERMINAL
     CSD                                         YES       S/W NOW INCLUDED         HLR/MSC/VLR               IWF
     CALL TRANSFER                               YES       ADDITIONAL ITEM          HLR/MSC/VLR


ALL FEATURES IN SECTION B REQUIRED BY REGULATORY BODIES AS OF THE EFFECTIVE DATE ARE INCLUDED IN THE BASE LOAD.

                                                                        PLATFORMS REQUIRED AND
                                     INCLUDED IN                         INCLUDED IN NSS/CORE     PLATFORMS REQUIRED
   SECTION B                      INITIAL NSS LOAD         NOTES           SOFTWARE PRICING        BUT NOT INCLUDED
   ---------                      ----------------         -----           ----------------        ----------------
     E911 PHASE 1                            YES                                 HLR/MSC/VLR
     E911 PHASE 2                            YES                                 HLR/MSC/VLR             LOCATION
                                                                                                          CENTER
     CALEA PHASE 1                           YES                                 HLR/MSC/VLR           DF

     CALEA PHASE 2                           YES                                 HLR/MSC/VLR              LAWFUL
                                                                                  SGSN/GGSN              INTERCEPT
                                                                                                          GATEWAY
     LNP PHASE 1                             YES       PHASE 2 PLANNED           HLR/MSC/VLR                SCP
     LNP PHASE 2                             YES                                 HLR/MSC/VLR
     TTY VERSION 13.3                        YES                                                          SERVICE
                                                                                                          CENTER

                                                                        PLATFORMS REQUIRED AND
                                     INCLUDED IN                         INCLUDED IN NSS/CORE     PLATFORMS REQUIRED
   SECTION C                      INITIAL NSS LOAD         NOTES           SOFTWARE PRICING        BUT NOT INCLUDED
   ---------                      ----------------         -----           ----------------        ----------------
     CLOSED USER GROUP                YES                                    HLR/MSC/VLR
     DIRECTORY ASSISTANCE CALL        YES           FEATURE SUPPORTED        MSC                    ACC
     COMPLETION
     PRIVATE NUMBER PLAN              YES                                    MSC/VLR
     SINGLE NUMBER (HOTLINE)          YES           DISCUSSION COMPLETE      HLR/MSC/VLR
     GROUP PLANNING/FAMILY PLAN       YES                                    HLR/MSC/VLR
     TOLL RESTRICT                    YES                                    HLR/MSC/VLR
     V611                             YES           DISCUSSION ONGOING       MSC                    SCP
     SELF PROVISIONING                NO            DISCUSSION ONGOING
     WIRELESS TOLL FREE SERVICES      YES           DISCUSSION ONGOING       MSC                    SCP
     NUMBER RETENTION (PORTING        NO            DISCUSSION               HLR/MSC/VLR            STP/SCP


                                                                   PAGE 13 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                        CONFIDENTIAL INFORMATION

     NUMBERS FROM TDMA TO GSM)                      ONGOING
                                      NOT INCLUDED  AVAILABLE FOR              SGSN/GGSN              PREPAID
                                                    LAUNCH                                            PLATFORM
                                                                                                      /SCP/SMS/
                                                                                                      INTELLIGENT
     PRE-PAID FOR GPRS                                                                                PERIPHERAL
     ADVICE OF CHARGE                 NO            DISCUSSION ONGOING         HLR/MSC/VLR
     FLEXIBLE ALERTING                YES           DISCUSSION ONGOING         HLR/MSC/VLR
     MULTI-PARTY SERVICE              YES           S/W NOW INCLUDED           HLR/MSC/VLR
     MULTIPLE SUBSCRIPTIONS           YES                                      HLR/MSC/VLR
     DOWNLOADABLE RING TONE
     / GRAPHICS                       TERMINAL                                                        TERMINAL

         Notes to Table A.1 Acronyms:

         HLR=Home Location Register

         VLR=Visiting Location Register

         MSC=Mobile Switching Center

         STP=Signal Transfer Point

         SCP=Service Control Point

         VMS=Voice Mail System

         SMSC=Short Message Service Center

         AC=Authentication Center

         IWF=Inter-Working Function

         ACC=Assistance Call Completion

         OTAF=Over-the-Air Activation Facility

         GPRS=General Packet Radio Service

         SGSN=Serving GRPS Support Node

         GGSN=Gateway GPRS Support Node

         * = Further information/analysis may be required

         Any Software or features not expressly identified and listed above as included in the Initial NSS Load are not included in the Core Network Element Price. The Parties may, by mutual agreement, add Software or features to be provided by Nortel Networks to Triton PCS under this Agreement.

6.0      GSM/GPRS BASE FEATURES AND OPTIONAL FEATURE BUYOUT

         Triton PCS shall have the right to purchase the GSM/GPRS Base Software Features on a per Node basis at ***** Dollars ($*****) per Node. Triton PCS shall have the option to buyout the license fees applicable to all generally available Optional Features of a specific Software Release that are not included in the GSM/GPRS Base Software Release ("GSM/GPRS Optional Feature Buyout"). The license fee applicable to a GSM/GPRS Optional Feature Buyout shall be ***** Dollars ($*****) per subscriber . Should Triton PCS elect to purchase individual Optional Features, the license fee for such individual Optional Features shall be the then-current list price less *****% for voice features or then-current list less *****% for data features. The GSM/GPRS Optional Feature Buyout excludes Broadband Service Node software, which includes separately priced Data/ Internet Services. The following additional conditions shall apply to


                                                                   PAGE 14 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                        CONFIDENTIAL INFORMATION

***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         Triton PCS's exercise of an Optional Feature Buyout: i) When exercised, the Optional Feature Buyout must apply to all GSM/GPRS Nodes in service at issuance of the Order for the Optional Feature Buyout; ii) Triton PCS will issue a non-cancelable Order for the total Optional Feature Buyout price no later than sixty (60) days prior to planned Optional Feature implementation; iii) Nortel will invoice Triton PCS for ***** percent (*****%) the of Optional Feature Buyout license fee upon Validation of the Software Release in the first applicable Third Generation Core Network elements in the Triton PCS network. Payment shall be due thirty (30) days from the date of invoice; iv) The hardware discounts set out in Section 8.0 of this Schedule A shall not apply to the Optional Software Buyout pricing.



7.0      EXTENDED SERVICE PLAN

         At the conclusion of the Third Generation Warranty Period, Triton PCS agrees to purchase from Nortel post warranty services ("Extended Service Plan") for the Third Generation Network equipment purchased pursuant to this GPRS Supplement. The price for such Extended Service Plan for will be based on cumulative prior years' purchases from the Effective Date, net of any Network Elements removed during the prior year period, times ***** Percent (*****%) for the MSC/HLR, ***** Percent (*****%) for the BSS/BSC/TCU and ***** Percent (*****%) for all other Third Generation Core Network Elements. Payment will be made on the defined date for the start of ESP of each year based on the prior calendar year's purchases.


8.0      NON-MODEL PRODUCTS PRICING

         Products related to the Core Network Elements, which are purchased individually, outside the model configuration set out in Section 2.0 above shall be priced at then current list prices less the following discounts:

                  CORE NETWORK ELEMENT                                DISCOUNT
                  --------------------                                --------
                  SGSN                                                 *****%
                  GGSN                                                 *****%
                  MSC                                                  *****%
                  HLR                                                  *****%

         All other non-model Core Network Element Products are non-discountable.

9.0      SERVICES

         The price and scope of additional Services shall be as mutually agreed to by the Parties and incorporated as a part of the Services Supplement. Examples of such services to be provided at an additional charge include remote maintenance or surveillance, etc.

10.0     TRAINING


                                                                   PAGE 15 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                        CONFIDENTIAL INFORMATION

***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.1 During the Term, Nortel Networks shall provide Triton PCS with Training credits in the amount of ***** Dollars ($*****) each year that GSM/GPRS Nodes are purchased and *****% of the Triton PCS requirements for GSM/GPRS Nodes are purchased from Nortel Networks.

10.2 During the Term, Nortel Networks shall provide Triton PCS with Training credits in the amount of ***** Dollars ($*****) each year that GSM/GPRS Access Elements are purchased, and *****% of the Triton PCS requirements for GSM/GPRS Access Elements are purchased from Nortel Networks. For purposes of this Supplement, "Access Elements" are defined as BSC, TCU, PCUSN and BTS. Training shall be made available by Nortel Networks at then-current list prices, plus appropriate travel and living charges.

         Access Elements are defined as BSC, TCU, PCUSN, BTS.

11.0     DISCOUNTS AND PRODUCT CREDITS


11.1     Product Credits

         Should Triton PCS purchase a minimum of *****% of the Triton PCS GSM/GPRS access network requirements from Nortel Networks in any calendar year during the Term, Nortel Networks shall make available to Triton PCS, product credits in an amount equal to ***** percent (*****%) of the total amount paid to Nortel Networks in such calendar year ("Annual Product Credits") for GSM/GPRS Products. The Annual Product Credits shall be accrued during the year and made available for Triton PCS's use during the remainder of the Term. The Annual Product Credits shall remain valid for use during the Term and shall be applied to Orders issued under this Agreement at a rate no greater than ***** percent (*****%) per Order.

11.2     Executive Discount

         Should Triton PCS purchase *****% of the Triton PCS GSM/GPRS Node requirements in any calendar year during the Term, Nortel Networks shall make available to Triton PCS, an executive discount of ***** percent (*****%) against the price of each GSM/GPRS Node set out in
         Section 2.0. ("Executive Discount")

         The Executive Discount does not apply to Software, Services, Extended Warranty or non GSM/GPRS Nodes.


                                                                   PAGE 16 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                        CONFIDENTIAL INFORMATION

***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  SCHEDULE A-1

                               2002 PURCHASE TERMS


1.0      2002 CORE NETWORK PURCHASE

TRITON PCS CORE NETWORK PHASE ONE 2002
Item                                                Per Unit Price     Qty.           Price       Extended Price w/Disc.
----                                                --------------     ----           -----       ----------------------
NSS SOFTWARE
Switch Processor Config                                               *****
NSS Software Load                                                     *****
NSS Base Software Upgrades                              $*****        *****               $*****                   $*****
NSS Optional Feature Buy-Out Per-Sub                    $*****        *****               $*****                   $*****

NSS HARDWARE
Super Node MSC XA-Core 1+1                              $*****        *****               $*****                   $*****
Tri-Node MSC/HLR XA-Core 1+1                            $*****        *****               $*****                   $*****
SDM-FT                                                  $*****        *****               $*****                   $*****
Additional PE Elements                                  $*****        *****               $*****                   $*****
T1 Ports                                                $*****        *****               $*****                   $*****
Super -Node SS7 MMU Additions                           $*****        *****               $*****                   $*****
Tri-Node HW Expansion SS7-ENET                          $*****        *****               $*****                   $*****
HLR (DMS XA-Core 1+1)                                   $*****        *****               $*****                   $*****
CIPC GSM Voice                                          $*****        *****               $*****                   $*****
                                       SUBTOTALS                                          $*****                   $*****
GPRS SOFTWARE
GPRS Software Load                                                             *****
GPRS Base Software Upgrades                             $*****        *****               $*****                   $*****

GPRS HARDWARE
SGSN (Small)                                            $*****        *****               $*****                   $*****
SGSN (Upgrade)                                          $*****        *****               $*****                   $*****
GGSN (Small)                                            $*****        *****               $*****                   $*****
SIG (HP Platform)                                       $*****        *****               $*****                   $*****
Border Gateway (CES 1500)                               $*****        *****               $*****                   $*****
IWF                                                     $*****        *****               $*****                   $*****
*OMC-R Extension for GPRS                               $*****        *****               $*****                   $*****
Preside OAM wo/CGF/DNS/DHCP/Radius                      $*****        *****               $*****                   $*****
                                       SUBTOTALS                                          $*****                   $*****
GSM ***** Extended Warranty                                           *****               $*****                   $*****
GPRS ***** Extended Warranty                                          *****               $*****                   $*****
                             CORE NETWORK TOTALS                                                                   $*****


                                                                   PAGE 17 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                                      SCHEDULE B
                                                        CONFIDENTIAL INFORMATION

***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.0      2002 CORE NETWORK PURCHASE PAYMENT TERMS

         Nortel shall invoice Triton PCS in accordance with the following schedule for the 2002 Core Network Purchase:


         $***** at Shipment, to be paid by Triton PCS within 10 days of the date of the invoice.

         $***** or the unbilled amount remaining from the 2002 Core Network Purchase on January 15, 2003, to be paid by Triton PCS within 10 days of the date of the invoice.

                                   SCHEDULE B

                   FORECASTING, DELIVERY, BILLING AND PAYMENT

1.       OBJECTIVE

         The common objective of Nortel Networks and Triton PCS under this Agreement is to design and implement a demand management process that is simple, flexible and clearly defines the roles and responsibilities of each party.

2.       FORECASTING AND ORDERING

         Nortel Networks and Triton PCS will, as much as possible, work toward a mutually beneficial system of forecasting and order management to ensure optimal deployment and operational effectiveness.

         a)   Triton PCS Provided Forecasts to Nortel Networks

              Triton PCS shall provide to Nortel Networks good faith forecasts of anticipated requirement levels of Third Generation Network Products by product type ("Forecasted Orders"). Such forecasts shall be subject to acceptance by Nortel Networks, such acceptance not to be unreasonably withheld and with such acceptance to be only refused based upon limitations of Nortel Networks' production capacity and material availability, which Nortel Networks cannot reasonably avoid. In the event that any forecast is not accepted, Nortel Networks shall promptly inform Triton PCS of the quantities of any relevant Product which Nortel Networks expects to be able to deliver to Triton PCS. Beginning with the first month of the Term, Triton PCS will deliver to Nortel Networks on or before the 20th day of each month a non-binding forecast for the six (6) month period commencing on the first day of the following month.

         b)   Contingencies for Shortened Delivery Intervals

              Should Nortel Networks receive a Forecasted Order with delivery intervals that are shorter than Nortel Networks' standard delivery intervals as set out in Section 3 below, Nortel Networks shall use commercially reasonable efforts to accommodate the delivery intervals set forth in such Order, and shall, within fifteen business (15) days, indicate in writing to Triton PCS whether


                                                                   PAGE 18 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                                      SCHEDULE B
                                                        CONFIDENTIAL INFORMATION

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filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

              such shortened delivery intervals are acceptable. If such shortened delivery intervals are unacceptable, the parties hereto shall endeavor to agree upon delivery intervals that are mutually accepted. Nortel Networks agrees to make commercially reasonable efforts to meet Triton PCS's request to reduce the delivery interval, provided that Triton PCS shall compensate Nortel Networks for all extraordinary expenses directly incurred by Nortel Networks as a result of meeting, or attempting to make, such shortened delivery interval.


                                                                   PAGE 19 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                                      SCHEDULE B
                                                        CONFIDENTIAL INFORMATION

3.       DELIVERY

         For Forecasted Orders, intervals from receipt of Order to delivery of GSM/GPRS Products shall be as follows:

         PRODUCTS                                             INTERVAL WEEKS

         MSC                                                           *****
         HLR                                                           *****

         GPRS SGSN                                                     *****
         GPRS GGSN                                                     *****
         GPRS SS7 GATEWAY                                              *****
         GPRS OAM Platform                                             *****

         BSC                                                           *****
         TCU                                                           *****
         PCUSN                                                         *****
         BTS                                                           *****
         OMC-R                      *****                              *****


                                                                   PAGE 20 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                                      SCHEDULE B
                                                        CONFIDENTIAL INFORMATION

***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  SCHEDULE C-1

                        PROCESS FOR ESTABLISHING SCHEDULE


1.0      PROCESS OVERVIEW

         This Schedule C-1 provides a series of actions that comprise the general process involved in establishing a schedule by Data Center. Prior to the initiation of the first Market or build, Triton PCS and Nortel Networks agree to finalize the total process which will not materially change the intent of this Schedule. This Schedule also outlines at a high level, the duties of each of the parties to provide specific information to the other in order to avoid impacting the overall project schedule.

         As used in this Schedule C-1, "Data Center" shall mean equipment and services for network service subsystems ("NSS") and base station subsystems ("BSS") for GSM/GPRS/EDGE and UMTS (collectively, Third Generation Core Network), covering the Data Centers set out below as of the date of this Agreement.

         -

          The Third Generation Core Network consists of some or all of the following components:

         -    MSC,

         -    HLR,

         -    GPRS SGSN,

         -    GPRS GGSN,

         -    GPRS SS7 GATEWAY,

         -    GPRS OAM PLATFORM,

         -    UMTS PSTN-GW,

         -    UMTS PSTN Gateway Controller,

         -    UMTS Call Server,

         -    UMTS Wireless Gateway,

         -    UMTS Wireless Gateway Controller,

         -    UMTS Anchor Packet Gateway,

         -    UMTS Preside service Accounting,

         -    UMTS HLR (1),

         -    UMTS HLR (2),

         -    UMTS SS7 Gateway,

         -    UMTS Preside Policy,

         -    Service Control Point (SCP).


         Note: As used in the matrices in this Schedule B, "X" denotes primary responsibility "(X)" denotes supporting or collaborating role. Where the responsibilities of Triton PCS and Nortel are indicated as equal in a matrix, the Parties will work together to achieve a successful outcome.

1.1      Pre-Planning

         The pre-planning stage is when all market specific information such as: planned system configuration, capacity, and planned physical locations for Third Generation Core


                                                                   PAGE 21 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                                    SCHEDULE C-1
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
         Network components are to be compiled by Triton PCS.

1.2      Bench Marking of Current System

         Bench marking of the network is a process that involves various forms of data collection. The objective is to define the Third Generation Core Network performance in terms of a standard of measurement or evaluation. A system benchmark includes, but is not limited to statistical evaluation and collection of switched based system performance metrics.

1.3      Market Requirement Questionnaire (MRQ)

         When completed, the MRQ is the overall governing document that encompasses two subsections of information relating to network engineering, and database engineering, Each of these subsections contain specific questions required to be answered by the responsible Triton PCS organizations with the assistance of Nortel.

1.3.1    Definition of terms appearing in an MRQ

a) CIQ - The CIQ is a Customer Input Questionnaire or Customer Information Questionnaire. The Questionnaire is the formal starting point for the collection of the Triton PCS specific information that will be used by Nortel Networks to design and engineer the Hardware/Software for the Third Generation Core Network.

         A listing of the information Triton PCS will provide to facilitate Nortel Network's network design is as follows:


                   CUSTOMER INPUT REQUIREMENTS FOR NEW MARKETS

Call Mix (M-M, M-L, L-M, L-L)                                                  Current and Forecast
Number of subscribers                                                          Current and Forecast
BHCA (preferably per sector)                                                   Current and Forecast
Erlangs (preferably per sector)                                                Current and Forecast
RF Grade of Service                                                            Current and Forecast
Network Grade of service                                                       Current and Forecast
Percentage roamer traffic                                                      Current and Forecast
Percentage mobile authentication                                               Current and Forecast
Feature Penetration rates (per feature)                                        Current and Forecast
Physical cell characteristics (omni/sector, location, orientation, tilt,       Current and Forecast
antenna type, antenna height, EIRP, frequency plan, macro/metro)
Data subscriber information (GPRS, IS-136, CDPD, up-link and downlink data     Current and Forecast
transfer per sub)
Ancillary systems                                                              Current and Forecast
System busy hour                                                               Current
Atypical implementations (i.e. aircell, semiconductor RMCs)                    Current and Forecast
Frequency plan for adjacent system bordering sites                             Current and Forecast
Mobile type penetrations (portable/mobile)                                     Current and Forecast
Coverage goals (in-building/in-car)                                            Current and Forecast

b) CIQ Date - is the date when Nortel Networks has completed its design and engineering efforts for a specific Data Center, and receives Triton PCS's approval to proceed with implementation.


                                                                   PAGE 22 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                                    SCHEDULE C-1
                                                        CONFIDENTIAL INFORMATION

c) Building Ready Date (BRD) - The BRD is a project milestone that indicates the building is ready for Nortel Networks to install its Products within the structure. All subtrades and subcontractors should have completed their work as of BRD.

d) Cutover Date - The date a commissioning milestone is reached that indicates Nortel Networks equipment may be turned over to Triton PCS, and all Nortel Networks validation activities as described in Schedule C-4 are completed.

1.4      Network Engineering CIQ

         The Network Engineering CIQ is the formal starting point for the collection of Triton PCS's specific information that will be used to design and engineer the hardware / software features for the Third Generation Core Network. Triton PCS's response to the CIQ will be reviewed by Network Engineering representatives in a joint session with Triton PCS and Nortel Networks Network Engineering. The results of this CIQ will be captured in a Network Design, which will be submitted to Triton PCS for its review and approval.

         The Network CIQ addresses the following:

         -    Network plans and analysis

         -    Equipment provisioning

         -    Optional network service requirements

1.5      Database Engineering CIQ

         The Database CIQ is the formal starting point for the collection of Triton PCS's specific information that will be used to design and engineer the system datafill, translations and dialing plans for Third Generation Core Network. The results of this CIQ will be captured in a Database Design that will be submitted to Triton PCS for its review and approval.

         The Database CIQ addresses the following:

         -    System Translations

         -    Dialing Plan

         -    Trunking Assignments

         -    Equipment Datafill


                                                                   PAGE 23 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                                    SCHEDULE C-1
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
2.0      RESPONSIBILITIES TIMELINE


A.  NEW MARKET

                                                                               NORTEL    EVENT COMPLETE WEEK
#                               EVENT                             TRITON PCS  NETWORKS   OF PROJECT SCHEDULE
-                               -----                             ----------  --------   -------------------
 1   Triton Initial notice of request                                 X
 2   Kickoff meeting for Data Center                                 (X)         X
 3   Initial Network CIQ meeting                                     (X)         X
 4   Network CIQ documented                                           X         (X)
 5   Third Generation Core Network Site Building plans to NORTEL      X
     NETWORKS
 6   Identify Design Issues with Nortel Networks Product                         X
 7   Network CIQ Approved                                             X          X
 8   Building Ready Date established (BRD)                            X         (X)
 9   Triton Design Review Against Nortel Networks Product                        X
10   Third Generation Core Network Floor Plan Design Review and       X         (X)
     Validation
11   Nortel Networks Network Design Complete                         (X)         X
12   Initial Database CIQ                                             X         (X)
13   Database CIQ completed                                           X          X
14   Triton Approval of Initial Design (CIQ Date)                     X         (X)
15   Third Generation Core Network Installation start                            X
16   Third Generation Core Network Power ready                        X
17   Third Generation Core Network Installation complete                         X
18   Database design review and validation                            X         (X)
19   Nortel Networks Database Freeze for Triton's input
20   Cutover                                                         (X)         X
21    Validation Date                                                 X          X

B.   THIRD GENERATION CORE NETWORK EXTENSIONS

                                                                                    NORTEL      EVENT COMPLETE WEEK
#                                EVENT                                    TRITON   NETWORKS     OF PROJECT SCHEDULE
-                                -----                                    ------   --------     -------------------
 1  Triton initial notice of request                                          X         X
 2  Third Generation Core Network Hardware Audit                                        X
 3  Operational Measurement(OM)s collected                                              X
 4  Capacity study performed to determine impact to market/cluster                      X
 5  Impact of updated forecast to Network Elements, RF and Database
    reviewed                                                                            X
 6  Network Design updated and equipment list detailed if required                      X
 7  Triton controlled systems or facility impacts detailed and                          X
      provided to Triton
 8  Network Design reviewed                                                   X         X
 9  Network Design Validation                                                 X
10  Site survey if required                                                             X
11  Floor plan updated if required                                                      X
12  Floor plan design review                                                  X         X


                                                                   PAGE 24 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                                    SCHEDULE C-1
                                                        CONFIDENTIAL INFORMATION

                                                                                    NORTEL      EVENT COMPLETE WEEK
#                                EVENT                                    TRITON   NETWORKS     OF PROJECT SCHEDULE
-                                -----                                    ------   --------     -------------------
13  Floor plan Validation                                                     X
14  Database design updated if required                                                 X
15  Building Ready Date                                                       X        (X)
16  Installation start                                                                  X
17  Installation complete                                                               X
18  Database design Validation                                                X        (X)
19  Validation date for extension equipment                                   X         X


                                                                   PAGE 25 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                                    SCHEDULE C-1
                                                        CONFIDENTIAL INFORMATION

                                  SCHEDULE C-2

                     RESPONSIBILITIES MATRIX FOR DATA CENTER
                         ENGINEERING AND IMPLEMENTATION

1.0      RESPONSIBILITIES MATRIX OVERVIEW

         This Schedule C-2 provides descriptions of required Services for the Data Center (including, but not limited to, engineering, operations, maintenance, and implementation services). Unless otherwise agreed to by the Parties in a different agreement or Annex, this Schedule C-2 also outlines the respective responsibilities of the Parties concerning the supply, installation, commissioning, and validation testing of the network elements to be supplied under the Agreement. Responsibilities Matrix utilizing similar criteria for follow-on systems may be mutually agreed to by the Parties at a later date.

         Installation and Commissioning of the network elements shall be performed in accordance with the Nortel Networks' Installation and Commissioning Specifications which are set forth in Schedule C-3 of this Agreement.

         Note: As used in the matrices in this Schedule C-2, "X" denotes primary responsibility; and "(X)" denotes supporting or collaborating role. Where the responsibilities of Triton and Nortel Networks are indicated as equal in a matrix, the Parties will work together to achieve a successful outcome.

1.1      Nortel Networks Responsibilities - General

         Services other than those specifically described in this Schedule C-2 shall be available on an as quoted basis.

         Nortel Networks' responsibilities - General

         -    Provision of a plan for system deployment

         - Progress reports at intervals to be mutually agreed upon in writing by the Parties

         - Development of Validation Test Plan ("VTP"), provision of test equipment, and performance of validation tests

         -    Integration testing procedures and test plans

         -    Installation, testing and validation of the Data Center

         -    Base Software for NSS/Core

         -    NSS/Core Installation, Commissioning and Testing

         -    Upon initial Installation:

              -   Network Design and Engineering

              -   Database Engineering

         -    Project Management

         -    Freight


                                                                   PAGE 26 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                                    SCHEDULE C-2
                                                        CONFIDENTIAL INFORMATION

         -    Spares

         -    Documentation

         -    One (1) year TAS and Repair and Return

         - Rebalancing of equipment to accommodate network growth (database engineering)

1.2      Triton PCS Responsibilities - General

         Triton PCS's responsibilities shall include:

         - Supply Nortel Networks with all pertinent capacity requirements and necessary system engineering information

         -    Review Nortel Networks' Network Design and make recommendations

         -    Site search and evaluation

         -    Site acquisition

         - Site preparation (all civil works activities, permits, ordering of leased lines additional and, AC and DC power)

         - Approval or rejection of results of validation tests, based on VTP test case pass/fail criteria as applicable

         -    Real estate, Buildings, structures.

         -    Zoning and Site acquisitions.

         - External BTS equipment: towers, antennae, shelters for indoor sites, RF cable systems.

         -    Lightning protection/grounding.

         -    AC and or DC power systems and batteries.

         -    HVAC systems.

         -    Fire suppression and fire detection.

         -    DSX panels.

         -    RF Plan, Design, and Engineer (unless purchased from Nortel
              Networks)

         - RF Network Design and ongoing RF optimization (unless purchased from Nortel Networks)

         -    Field maintenance

         -    OSS.


                                                                   PAGE 27 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                                    SCHEDULE C-2
                                                        CONFIDENTIAL INFORMATION

         -    Locations/Presence Servers

         -    PBX

         -    Billing/mediation systems other than SDM and CGF

         -    Tandem & LD switching

         -    IWFs

         -    STPs/SCPs

         -    Paging systems

         -    SMS systems

         -    Voice mail systems

         -    External Authentication Centers

         -    Pre-paid voice and data

         -    Handsets

         - Transmission equip: MUX, channel banks, microwave, DACS, echo cancellers, etc.

         -    Data backbone: LAN/WAN, ATM/IP/Ethernet

         - Extraordinary delivery requirements (helicopters, bulldozers, cranes)

         -    Relocation of equipment between buildings

         -    E911 Phase 2 hardware

         -    Traffic analysis tools

         -    AMR

2.0      THIRD GENERATION CORE NETWORK RESPONSIBILITIES

           The Parties will mutually agree on a design plan to implement the Third Generation Core Network, consistent with Triton PCS's annual Growth Forecast and the Fundamental Network Design Plan. The following sections outline the responsibilities for services and materials for the Third Generation Core Network

2.1      Services - Third Generation Core Network systems

           This section is separated into two (2) sets of activities: Final Third Generation Core Network Design and Implementation of the Third Generation Core Network Design.


                                                                   PAGE 28 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                                    SCHEDULE C-2
                                                        CONFIDENTIAL INFORMATION

2.1.1      Final Third Generation Core Network Design

                                                                                           Triton        Nortel
                                                                                                        Networks
                                                                                           ------       --------
             1.    Schedule planning meetings.                                              (X)            X
             2.    Define Third Generation Core Network requirements for all system         (X)            X
                   elements including design specifications.
             3.    Define non-Nortel Networks supplied administrative system                 X            (X)
                   requirements, i.e., billing system, network management system.
             4.    Provide customer questionnaires for each system element                                 X
             5.    Fill out and return questionnaires to Nortel Networks.                    X            (X)
             6.    Provide input from RF design.                                             X
             7.    Develop final Third Generation Core Network system design.               (X)            X
             8.    Prepare detailed, infrastructure requirement lists and provide to                       X
                   Triton.

2.1.2      Implementation Third Generation Core Network Design

                                                                                           Triton        Nortel
                                                                                                        Networks
                                                                                           ------       --------
             1.     Provide equipment specifications, e.g., interfaces, capacity, etc.                     X
             2.     Provide Telco interconnect specifications.                                             X
             3.     Submit revised system requirements if needed                             X
             4.     Design and size Network Design configuration based upon customer                       X
                    requirements and system interconnects.  Provide a copy to Triton.
             5.     Review and approve Network Design, including equipment and               X
                    interface compatibility.
             6.     Revise system design if required.                                                      X
             7.     Provide Third Generation Core Network facilities  (according to          X            (X)
                    network design) including zoning, permitting, and civil work as required.
             8.     Produce civil works drawings for system elements.                        X            (X)
             9.     Supply appropriate transmission leased lines facilities for              X
                    testing.
             10.    Provide data communication network between applicable network            X            (X)
                    elements and Third Generation Core Network elements.
             11.    Provide local / wide area network for communication between              X            (X)
                    workstations and applicable network elements.
             12.    Perform transmission system analysis.                                    X            (X)
             13.    Supply transmission interface requirements for network elements          X
                    supplied by seller (i.e. DS3, DS1, fiber, and others).
             14.    Specify requirements for all transmission equipment indicating           X
                    suggested vendors (i.e. Tellab MUX, ADC, CSU).


                                                                   PAGE 29 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                                    SCHEDULE C-2
                                                        CONFIDENTIAL INFORMATION

                                                                                           Triton        Nortel
                                                                                                        Networks
                                                                                           ------       --------
             15.    Order appropriate transmission circuits and equipment for testing.       X
             16.    Provide equipment and software for system elements.                                    X
             17.    Provide and install Nortel Networks Third Generation Core Network                      X
                    equipment and software.
             18.    If required, provide temporary AC / DC power, and HVAC, and              X            (X)
                    equipment for testing and conversion.
             19.    If required, install temporary DC powerplant including batteries.        X            (X)
             20.    Test system installation. Nortel Networks supplied equipment only                      X
             21.    Approve system installation.                                             X

2.1.3      Site Search

                                                                                           Triton        Nortel
                                                                                                        Networks
                                                                                           ------       --------
             1.    Search for and identify possible sites.                                   X
             2.    Pre-survey selected locations including measuring ground                  X             (X)
                   resistivity.
             3.    Hold technical review at sites with Engineering, site acquisition         X             (X)
                   and preparation specialists and Nortel Networks representative to identify all technical requirements from all Parties to determine feasibility of site.
             4.    Examine site for suitability, noting ease of access for equipment.       (X)             X
             5.    Make site selection or perform site search again.                         X
             6.    Identify and evaluate site access and security.                           X
             7.    Negotiate terms and conditions of lease, or purchase, with site           X
                   owners.
             8.    Finalize lease, or purchase, contract.                                    X

2.1.4      Site Preparation

                                                                                           Triton        Nortel
                                                                                                        Networks
                                                                                           ------       --------
              1.      Define technical system requirements, power requirements, and                        X
                      environmental concerns including, but not limited to floor space, floor loading, and heat load.
              2.      Determine overhead or under floor cabling.                             X            (X)
              3.      Determine adequate raised floor or not.                                X            (X)
              4.      Select air-conditioning system to be used.                             X
              5.      Obtain requirements for equipment rooms, power, standard               X
                      connectors, levels, impedance's etc. and provide copy to Nortel
                      Networks.


                                                                   PAGE 30 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                                    SCHEDULE C-2
                                                        CONFIDENTIAL INFORMATION

                                                                                           Triton        Nortel
                                                                                                        Networks
                                                                                           ------       --------
              6.      Design and furnish equipment room with space for Telco line            X
                      connections and provide layout drawings (site plans) to Nortel
                      Networks.
              7.      Provide layout design for equipment installation.                                    X
              8.      Produce civil works drawings.                                          X
              9.      Review and approve layout plan for supplier equipment.                 X
              10.     Complete detailed installation designs (as built) for all                            X
                      Nortel Networks-required system elements.
              11.     Obtain necessary permission from authorities.                          X
              12.     Prepare request for proposal (RFP) documents for construction          X
                      bids.
              13.     Evaluate and select construction contractors.                          X
              14.     Supervise site construction.                                           X
              15.     Provide fire protection system with alarms.                            X
              16.     Install security alarms.                                               X
              17.     Install external alarms.                                               X
              18.     Provide alarm panel.                                                   X
              19.     Determine emergency power back-up requirements based on size,          X            (X)
                      market requirements, and reserve capacity.
              20.     Provide backup power system, including batteries and rectifiers        X            (X)
              21.     Provide backup power generators, fuel accommodations, and fuel         X
                      as required.
              22.     Perform all civil works preparation for power plant.                   X
              23.     Provide sufficient leased lines to Telco termination point             X
                      (Telco to provide).  Based on the exception of increased
                      traffic only.
              24.     Provide main power.  AC and DC feeds.                                  X
              25.     Approve completed site construction.                                   X
              26.     Inspect buildings for readiness and approve completed sites.           X            (X)

2.1.5       Third Generation Core Network Hardware and Software

                                                                                           Triton        Nortel
                                                                                                        Networks
                                                                                           ------       --------
             1.     Specify all system element equipment per site based on approved                         X
                    fixed system design, including trunk and slot assignments.
             2.     Prepare plan and procedures for the testing of system element and       (X)             X
                    integration and provide to Triton for review.  Test plan shall include VTP for Third Generation Core Network. elements
             3.     Review test plan, agree to changes and approve test plans.               X


                                                                   PAGE 31 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                                    SCHEDULE C-2
                                                        CONFIDENTIAL INFORMATION

                                                                                           Triton        Nortel
                                                                                                        Networks
                                                                                           ------       --------
             4      Tests to be completed following installation of equipment.               X
             5.     Connect fire, security, and external alarms to alarm panel.              X
             6.     Connect alarm panel to network elements.                                 X              X
             7.     Provide to Nortel Networks a schedule with building-ready dates.         X
             8.     Provide for temporary storage of incidental equipment.                                  X
             9.     Provide for warehouse storage for system elements.                                      X
             10.    Provide Triton with schedule of non civil and equipment delivery                        X
                    dates.
             11.    Establish start of work and completion dates                             X              X
             12.    Review, change or approve installation schedule and plans.               X              X
             13.    Clean floor area.  This must be done prior to the unpacking of           X
                    system elements.
             14.    Arrange for hauling and hoisting (including special permits for          X
                    parking, street closures, etc.).
             15.    Deliver to and unpack all system element equipment at sites.                            X
             16.    Inventory all system element hardware at site                           (X)             X
             17.    Furnish installation tools, test equipment and supplies.  Tools                         X
                    to be retained by Nortel Networks at project end.
             18.    Install all system element equipment.  Supplied by Nortel Networks                      X
             19.    Remove installation trash daily.                                                        X
             20.    Maintain security during installation                                    X
             21.    Provide and install MDFs at all network elements.                        X
             22.    Provide connection from MDF to Telco connection point                    X
             23.    Provide access and leased line test point to Telco (monitor test         X
                    points to Telco).
             24.    Nortel Networks to provide lease line specification.                                    X
             25.    Review test procedures (change or approve).                              X
             26.    Perform access and leased line tests and record results.                 X
             27.    Request repair as necessary.                                             X
             28.    Escalate repair request as necessary to maintain schedule.               X
             29.    Perform VTPs.                                                           (X)             X
             30.    Record results of tests for review.                                     (X)             X
             31.    Re-run failed test(s) per VTP test case criteria as applicable.         (X)             X
             32.    Review test results and add minor exceptions to a punch list.            X             (X)
             33.    Provide written status reports during installation.                                     X
             34.    Provide material list to Triton for the site.                                           X
             35.    Accept documentation as provided or request changes, additions.          X
             36.    Prepare punch list.                                                      X             (X)


                                                                   PAGE 32 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                                    SCHEDULE C-2
                                                        CONFIDENTIAL INFORMATION

                                                                                           Triton        Nortel
                                                                                                        Networks
                                                                                           ------       --------
             37.    Correct deficiencies in punch list.                                     (X)             X
             38.    Turn up equipment for service.                                           X             (X)
             39.    Accept equipment for conditional validation.                             X              X
             40.    Monitor performance.                                                     X              X
             41.    Perform corrective action as necessary.                                  X              X
             42.    Develop and install non-Nortel Networks administrative system            X
                    interfaces and software.
             43.    Provide interface documentation with regard to Nortel                                   X
                    Networks-provided equipment.
             44.    Develop test plan for interface testing of non-Nortel Networks           X
                    administrative systems.
             45.    Review and comment on interface testing of non-Nortel Networks           X             (X)
                    administrative systems.
             46.    Perform interface tests according to test plan (not part of              X
                    Validation Tests).
             47.    Supply replacement spare parts as ordered by Triton based on                            X
                    recommended list provided by Nortel Networks.
             48.    Provide CDRs to Triton on call models for Triton billing                                X
                    validation

2.1.6      Leased Lines

                                                                                           Triton        Nortel
                                                                                                        Networks
                                                                                           ------       --------
           1.       Identify traffic capacity of system elements.                                           X
           2.       Identify end points for lease lines.                                     X
           3.       Identify diverse routing requirements.                                   X
           4.       Provide dimensioning rules and interface requirements.                   X             (X)
           5.       Develop schedule of required in-service date for each circuit.           X
           6.       Enter lease line orders to Telco and conduct follow-up.                  X
           7.       Notify Nortel Networks if schedules change due to Telco delay.           X
           8.       Provide access and oversee Telco installation of leased lines.           X
           9.       Perform short-term (approximately 1 hour) bit error rate and             X
                    other line testing.
           10.      Review test results and determine problem resolution for lease           X
                    line errors.

2.2        Materials - Third Generation Core Network

2.2.1      Third Generation Core Network Site Equipment

                                                                                       Supply     Install    Test
                                                                                       ------     -------    ----
               1.       All Nortel Networks required engineered network elements          N          N        N
                        hardware and software
               2.       Standby generator and no break & transfer Third Generation        T          T        T
                        Core Network


                                                                   PAGE 33 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                                    SCHEDULE C-2
                                                        CONFIDENTIAL INFORMATION

                                                                                           Supply    Install    Test
                                                                                           ------    -------    ----
               3.       Main power, AC and DC feeds                                          T          T        T
               4.       Lighting                                                             T          T        T
               5.       Wall sockets for general use                                         T          T        T
               6.       Grounding system, tie to existing ground system                      N          N        N

               7.       Cable trays and supporting steelworks  within Third                  N          N        N
                        Generation Core Network room (s)
               8.       MDF                                                                  T          T        T
               9.       Alarm distribution panel for external alarms                         T          T        T
               10.      Cabling between Network Elements and DSX in Third                    N          N        N
                        Generation Core Network room (s)
               11.      Cabling between DSX and Telco termination point                      T          T        T
               12.      Workstation and printer cabling to system elements supplied          N          N        N
                        by Nortel Networks
               13.      Rectifiers, batteries, cabling to BDF                                T          T        T
               14.      Modems per system design                                             N          N        N
               15.      External alarm cabling from MSC to alarm panel                       T          T        T
               16.      Ground return cabling to PDC                                         N          N        N
               17.      Rectifier system                                                     T          T        T
               18.      DC distribution and Triton BDF in Third Generation Core              T          T        T
                        Network room (s)
               19.      Power cabling from the BDF to the PDC(s)                             N          N        N
               20.      Batteries with rack                                                  T          T        T
              20A.      Cut, lug and terminate power cables to Nortel Networks PDCs          N          N        N
               21.      UPS system for the SWs and peripheral devices                        T          T        T
               22.      Battery load testing                                                 T          T        T
               23.      Connect power cables to individual Third Generation Core             N          N        N
                        Network cabinets


                                                                   PAGE 34 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                                    SCHEDULE C-2
                                                        CONFIDENTIAL INFORMATION

                                  SCHEDULE C-3

                         INSTALLATION AND COMMISSIONING


1.0 This Schedule defines the work requirements and responsibilities of both Nortel Networks and Triton PCS which are necessary to engineer, furnish, deliver, install and test the Products furnished hereunder at all Triton PCS locations where Products acquired under this Agreement are to be installed ("Installation Site(s)"), unless otherwise specified in another agreement between the Parties. Nortel Networks' obligation to perform the Services described hereunder assumes receipt of the approval by Triton PCS of Nortel Networks' Network Design. Certain duties to be performed by Triton PCS shall serve as a condition precedent to Nortel Networks' obligations hereunder. In certain instances, depending on the Products/Services being supplied, it may be necessary to modify the responsibilities identified under this Schedule C-3. When this occurs, the parties will finalize such modified responsibilities at the Customer Input Questionnaire ("CIQ") meeting as described in Section 2.3 below.

2.0        Nortel Networks' Responsibilities

           Nortel Networks, or its designated subcontractor, shall perform the following:

2.1 Engineer, furnish, deliver, install and test all Products in accordance with the applicable Nortel Networks Product Specifications and in accordance with this Schedule C-3.

2.2 In conjunction with a Third Generation Core Network Installation, perform a site visit on or before the date as specified in the Project schedule to Triton PCS's facilities to review the information provided on the applicable Market Requirement Questionnaire, survey the Installation Sites(s) and generate floor plans to be used to engineer and install the Products. Any Services outside this Statement of Work requested by Triton PCS as a result of the CI meeting shall be quoted by Nortel Networks, and if such quote is accepted by Triton PCS, will be documented in a change order.

2.3 Prior to Installing a Third Generation Core Network, provide draft floor plans for the Third Generation Core Network Installation Site to Triton PCS on or before the date as specified in the project schedule. Floor plan layouts will be finalized at the CIQ meeting.

2.4 Pursuant to Section 2.15 below, ship the Products to the Installation Site location(s) on or before the date as specified in the project schedule. In the event an Installation Siteis not made ready by Triton PCS in accordance with the project schedule, delivery will be delayed.

2.5 On or before the commencement of Installation as specified in the project schedule, begin Installation of the Products in accordance with the applicable sections of the Nortel Networks Networks Installation Manuals and the engineering specifications and drawings applicable to the Products.

2.6 Provide all tools, installation and test equipment necessary for performance of Nortel Networks' obligations listed herein. Any use of Nortel Networks' tools and/or test equipment by Triton PCS must be approved by Nortel Networks and may subject Triton PCS to additional charges.


                                                                   PAGE 35 OF 42
                                                 GSM/GPRS SUPPLEMENT TERMS ANNEX
                                                                    SCHEDULE C-3
                                                        CONFIDENTIAL INFORMATION

2.7        Comply with Triton PCS's security regulations for the Installation
           Site(s).

2.8 Furnish Nortel Networks' generally available System Documentation, on or before the date as specified in the project schedule.

2.9 Engineer, furnish, install and test the following materials required to connect from Nortel Networks' provided Products to the demarcation points defined below:

2.9.1      Telco Facilities Demarcation

           The Telco Facility demarcation point is defined as the Main Distribution Frame (MDF) and shall be provided by Triton PCS. Terminal blocks required for Products, VF, data, and alarm cables will be provided and installed by Nortel Networks on Triton PCS's MDF. Cable (standard length) shall be provided by Nortel Networks per Installation Site to connect the Products to the MDF. Nortel Networks will cross connect the jumpers as directed by Triton PCS. Appropriate information must be supplied by Triton PCS in such cases. Additional cable and associated materials, if required, will be provided at Triton PCS's expense. Nortel Networks shall terminate the Third Generation Core Network DS-1 cables to Triton PCS-provided DSX-1 panel. Triton PCS shall be responsible for bringing all other DS-1 facilities to the DSX-1.

2.9.2      DC Power System Demarcation

           The DC power system demarcation point is defined as the DC power board fuse(s) and/or breaker(s). Wire for each power and return lead shall be provided by Nortel Networks for each Installation Site to connect to the Products. Additional wire and associated materials, if required, will be provided at Triton PCS's expense. DC fuses and/or breakers and any other part of the power board or DC power system (including inverters) are not provided by Nortel Networks. The required fuse and/or breaker quantities and sizes are available upon request.

2.9.3      Alarm System Demarcation

           The Alarm System demarcation point is defined as the Nortel Networks furnished alarm terminal block. Alarm cable shall be provided by Nortel Networks per Installation Site to connect Products alarms to the terminal block. Cable shall also be provided to connect Nortel Networks' alarm display and control panel at the Third Generation Core Network. Additional cable and associated materials, if required, will be provided at Triton PCS's expense. Any alarm points that Triton PCS may want to take to an external alarm system will be done at Triton PCS's expense.

2.10 At each Installation Site, provide wire for each ground lead extending from Products to the Main Ground Bar (MGB).

2.11 During a Third Generation Core Network Installation, Nortel Networks shall furnish, install and test one VDU, one printer, one Norstar KSU equipped with two telephone sets and associated cable with terminal blocks. Any additional items will be provided and installed at Triton PCS's expense.

2.12 Complete the Installation and Commissioning on or before the date as specified in the applicable project schedule.

2.13       Delivery and Installation Assumptions


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           Nortel Networks shall transport the Products by truck or van to the
           Installation Site. Delivery requiring extraordinary requirements (e.g., helicopters, bulldozers, cranes) to facilitate delivery will be at additional charge to Triton PCS. Nortel Networks shall invoice Triton PCS for such additional charges on a "pass-through" basis only, excluding any markup or administrative charges by Nortel Networks.

3.0        Triton PCS's Responsibilities

           Triton PCS or its designated subcontractor, shall perform the following:

3.1 Provide overall program management and engineering functions related to Triton PCS's responsibilities listed in this Agreement. This includes, but is not limited to, schedules for other Products suppliers, telco circuit orders and engineering relating to Installation Site locating, frequency planning coordination and RF propagation studies and coverage verification.

3.2 Provide all real estate property, environmental approvals, leases, rents, and all permits and licenses, including but not limited to, Certificates of Occupancy and FCC, construction, zoning and FAA permits excluding any applicable permits required in the normal course of Nortel Networks' doing business.

3.3 Gather the information necessary to complete the Customer Information Questionnaires on or before the date as specified in the project schedule.

3.4 Review, approve and return Nortel Networks' draft floor plan for each Installation Site on or before the date as specified in the applicable project schedule.

3.5        Prepare the Installation Site(s) as follows:

3.5.1 Provide all required architectural work, civil engineering and construction work including, but not limited to, site preparation such as grading, tree removal, roads, tower and building foundations, and fencing.

3.5.2 Provide adequate building facilities, utilities, space and environmental conditions for Nortel Networks' Installation personnel and the Products as well as any other Triton PCS equipment on or before the date as specified in the project schedule. The minimum building requirements are given below. The Products environmental and space requirements are set forth in Section 4.0 of this Schedule. All Installation Sites assume and shall provide safe access for Installation personnel taking into account the kind of activity to be performed, the location of the Site, and inclement weather conditions.

3.5.3 Building facilities shall be provided with air-conditioning, heating, ventilation, lighting and have adequate working space that is free of debris and other clutter which might hinder the Installation. The building must be dry and free from dust and in such condition as not to be hazardous to Nortel Networks personnel or the Products and materials to be installed. Nortel Networks shall gather and separate debris from usable material, mark accordingly, and place in an area identified by Triton PCS for Triton PCS's pick-up and disposition.

3.5.4 Provide any building renovations, computer floors and wall penetrations. Provide openings (including elevator space where required) to allow the Products to be placed


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           into position. If required and on a one time basis per site, Nortel
           Networks will supply the necessary labor to move Triton PCS's existing equipment from one location to another in order to make room for the Products. However, this activity must be performed under the supervision and authorization of Triton PCS's on-site personnel.

3.5.5 Provide and install adequate fire fighting apparatus at each Installation Site. Activation of a water fire extinguishing system may void the warranty on the Products.

3.5.6 Provide and install all required commercial AC power and associated fixtures including, but not limited to, AC panels, AC circuit breakers, AC fuses, building wiring, convenience outlets, lighting and AC grounds. All electrical facilities shall conform to the latest issue of the National Electrical Code (NEC) and any local codes to insure a safe work area.

3.5.7 Provide adequate security for Nortel Networks personnel, the Products, installation materials and tools at each Installation Site and/or storage facility, in accordance with Triton PCS's normal security procedures.

3.5.8 Provide three telephone lines (two for modems and one telephone set), and service (dial tone from a local exchange) at each Third Generation Core Network Installation Site in accordance with the project schedule.

3.6 Engineer, furnish, deliver, install and test the following in accordance with the project schedule in a professional manner:

3.6.1      All overhead cable trays at each Installation Site.

3.6.2 An MDF for each Installation Site. The MDF can be a free standing rack or a plywood panel board (4' x 8' x 5/8" typical) for wall mounting.

3.6.3 A single point grounding system, including an MGB and all subsequent connections to the ground field shall be provided for the Products at each Installation Site. The ground fields shall measure 5 ohms or less.

3.6.4 A negative 48 VDC power system and a 500VA DC to AC inverter for each Third Generation Core Network including all required fuses and/or circuit breakers for all Products and any Nortel Networks provided Products. This includes any alarm cables, terminal blocks and AC power wiring.

3.6.5 All alarm sensors and wiring, other than those which are included in Products, and connect to Triton PCS provided alarm terminal blocks. This includes, but is not limited to, open door, high/low temperature, tower lights and smoke detector alarm sensors.

3.7 Provide Nortel Networks' designated personnel free access to each Installation Site as required to perform Nortel Networks' obligations under this Agreement. Access is to be provided as follows:

3.7.1 Adequate roads and parking to each Installation Site for delivery vans and two-wheel drive vehicles.

3.7.2      All required security passes and clearances.


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3.7.3      24 hours/day, 7 days a week access to the Products. Nortel Networks shall provide Triton PCS twenty-four hours' advance notice of the need for access. Telephonic notification is permissible.

3.8 Provide or bear the cost for special Products required to deliver Products to the Installation Site(s) such as bulldozers, cranes, helicopters, etc.

3.9 Provide and install all materials required to adequately support and brace the Products in accordance with the seismic risk zone of each Installation Site.

3.10 Triton PCS shall provide free network access (air time and long distance) to Nortel Networks for a quantity of six (6) Nortel Networks personnel during the Installation, testing, and service period of the project. The purpose of such service will be to support the Products Installation for testing purposes, business communications, and safety needs of Nortel Networks personnel. The free service shall include, but not be limited to, activation charges, air time, long distance, and roamer charges. Nortel Networks' use of such free telephone service shall be subject to reasonable audit, at Triton PCS's discretion. All traffic generated by Nortel Networks personnel will be limited to business and Product testing purposes only. Any personal calls will be the responsibility of Nortel Networks.

3.11 Triton PCS and/or its representatives are encouraged to be present for preliminary testing and Turnover.

4.0        Product Environmental Requirements

4.1 All Installation Sites shall be prepared by Triton PCS to allow for operation of the Products in accordance with Nortel Network's standard environmental requirements for such Products. Nortel Networks shall provide such environmental requirements to Triton PCS in connection with the site installation planning process. Operation of the Products outside such requirements may void the warranty.

4.1.1 In the event Triton PCS elects to deploy Nortel Networks' Products in areas where Triton has reason to believe that the normal environmental parameters for Nortel Networks' Products may be exceeded, Triton PCS and Nortel Networks mutually agree on the conditions in which the warranty may remain in effect.

5.0        Assumptions

           Nortel Networks' schedules assume continuous performance of Services without delay or interruption. In the event that a delay or interruption occurs for reasons not attributable to Nortel Networks, Triton PCS and Nortel Networks shall agree upon a revised project schedule.


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                                  SCHEDULE C-4

                              VALIDATION TEST PLAN

OVERVIEW (We will modify this statement to refer to AWS approved ATP)
The tests set out below ("Validation Tests") shall be conducted by Nortel Networks after Commissioning is completed on the applicable Products, to confirm that Third Generation Network elements function as a System. Upon completion of such Validation Tests, the parties shall sign-off on each test sheet, if acceptable. The below tests refer to Nortel Networks test procedures. A detailed list of the tests shall be provided to Triton PCS prior to commencement of testing.

1.   Call Processing Testing

     Nortel Networks performs a variety of basic tests to ensure that calls are completed from mobile to land, mobile to mobile, and land to mobile. This is dependent on the availability of the 3rd party access network to complete these tests.

2.   Vertical Feature Testing

     A variety of features such as call forward, call waiting, call transfer, and three way calling are tested to demonstrate functionality. Features to be tested are mutually agreed to prior to commencement. This is dependent on the availability of the 3rd party access network as well as other network elements, to complete these tests.

3.   PSTN (Public Switching) Interface Testing

     Testing of long distance calling is performed on a variety of long distance features including long distance origination, retrieval of mailbox messages, and international call origination. This is dependent on the availability of the 3rd party access network to complete these tests.


4.   Final Reports

     At the completion of the project, Nortel Networks compiles a final report that summarizes all tests performed over the course of the project. Nortel Networks' Network Integration team reviews the document with Triton PCS personnel, and explain the specific actions taken to correct any inconsistencies. This review may be beneficial as a training forum for Triton PCS technical personnel.


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                                  SCHEDULE C-5



             COVERAGE, INTERFERENCE AND THIRD-PARTY RESPONSIBILITIES

1.0 Nortel Networks shall have no liability as a result of non-performance, failures or poor performance of the System caused by, resulting from or attributable to Triton PCS-provided designs, specifications or equipment configuration requirements. Nortel Networks may rely upon and utilize any Triton PCS-provided designs, studies, specifications or requirements, including but not limited to microwave path studies, RF propagation studies and tower location and loading requirements, without liability therefor. If Nortel Networks becomes aware of any apparent deficiencies in any such Triton PCS-provided designs, studies, specifications or requirements, Nortel Networks shall advise Triton PCS thereof and shall not thereafter proceed with any related Network design until any such deficiencies are resolved or until Triton PCS and Nortel Networks agree to a method to correct such deficiencies or agree to proceed without regard to such deficiencies and without liability of Nortel Networks therefor.

1.1 Nortel Networks shall not be responsible for any failures or inadequacies of performance resulting from equipment not supplied and installed by Nortel Networks or Nortel Networks' agents or subcontractors pursuant to this Agreement. Nortel Networks shall not be responsible for interference or disruption of service caused by operation of other radio systems, lightning, motor ignition or other similar interference not reasonably anticipated or over which there is not reasonable control. In the event Triton PCS utilizes facilities or services supplied by others such as common carrier circuits, antennas or towers, Triton PCS shall have total responsibility for the availability or adequacy of such services or facilities.

1.2 The parties recognize that operation of Third Generation Network Equipment alone or near other radio transmitters may result in interference to Third Generation Network Equipment or to other stations. Nortel Networks shall provide to Triton PCS, upon its request, reasonable technical assistance to identify the cause of any such interference. In connection with any interference problems, if Nortel Networks was not responsible for RF/Network engineering design, Triton PCS shall contact the design firm or such other third party vendor or supplier as it deems appropriate to determine whether the problem is a design or an Equipment problem. To the extent such interference is caused by malfunction of Equipment, or failure of Equipment to meet the Specifications, such correction shall be at Nortel Networks sole cost and expense. If Nortel Networks was not responsible for such interference or malfunction of Equipment, Nortel Networks shall be paid for all costs and expenses incurred in correcting the cause of interference and/or malfunction of Equipment.


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